                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                                /s/ KPMG LLP

Los Angeles, California
November 1, 2001